                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 20, 1998



                         WESTERFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                           0-22772                      81-0487794
--------------------------------------------------------------------------------
(State or other                (Commission File No.)             (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                               59802
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (406) 721-5254
--------------------------------------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

                           On October 20, 1998 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated October 20, 1998

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WesterFed Financial Corporation


Date:   October 21, 1998                By: /s/ Lyle R. Grimes
     -------------------------------       -----------------------------------
                                           Lyle R. Grimes
                                           President/Chief Executive Officer

                                Index to Exhibits




                                                                Sequentially
                                                                Numbered Page
                                                               Where Attached
 Exhibit                                                          Exhibits
  Number                                                         are located
  ------                                                         ------------
   99.6             Press Releases dated October 20, 1998              5

                    WESTERFED FINANCIAL CORPORATION ANNOUNCES
                             FIRST QUARTER EARNINGS

         Missoula, Montana - October 20, 1998 - WesterFed Financial Corporation (the "Company") (NASDAQ - WSTR), the holding company for Western Security Bank (the "Bank"), announced earnings for the first quarter ended September 30, 1998 of $1.8 million, or $0.31 per share diluted, as compared to $1.8 million, or $0.32 per share diluted, for the same period last year.
         The Company also announced it will pay a regular cash dividend of $0.135 per share for the quarter ended September 30, 1998 payable on November 24, 1998 to stockholders of record on November 10, 1998. The regular quarterly cash dividend of $0.135 was increased 3.8% over the prior quarter's regular cash dividend of $0.13 per share. The Company has increased regular cash dividends every quarter since becoming a public company.
         President/Chief Executive Officer Lyle R. Grimes stated, "Although the interest rate spread increased to 3.07% at September 30, 1998 from 2.99% at June 30, 1998, net interest income after loan loss provisions decreased $220,000 to $7.6 million for quarter ending September 30, 1998 from $7.8 million at June 30, 1998. The decrease was primarily due to an increase in loan loss provisions of $30,000 in this quarter to $240,000 from $210,000 in quarter ended June 30, 1998 and a decrease in interest earning assets. The current low interest rates encourage homeowners to refinance into longer term fixed rate loans. Because of the interest rate risk incurred with long term lending in the current low rate environment, such originations (generally thirty year) are being sold to the secondary market so that one- to four-family loans decreased by $13.2 million during this quarter. In addition, increased prepayments on mortgage-backed securities and investment securities resulted in an additional decrease of $17.0 million in these securities. Once again, with the current low interest rate environment, management has decided not to reinvest these proceeds at this time and instead used the proceeds to pay down borrowed funds by $29.2 million. Even though the total loan portfolio decreased $4.7 million as a result of the decrease in the one- to four-family loans, we are pleased that higher yielding consumer and commercial loans increased $8.5 million during the quarter, allowing the Bank to maintain it's interest rate spread."
          Total assets decreased $22.5 million to $999.6 million at September 30, 1998 as compared to $1.022 billion at June 30, 1998. Total loans decreased $4.7 million to $652.6 million at September 30, 1998 as compared to $657.3 million at June 30, 1998. Mortgage-backed securities decreased $7.6 million to $118.8 at September 30, 1998 from $126.4 million at June 30, 1998 and investment securities, Federal Home Loan Bank stock and all other interest earning assets decreased $9.4 million to $146.0 million at September 30, 1998 from $155.4 million at June 30, 1998. These decreases in assets were partially offset by a decrease in borrowed funds of $29.2 million to $219.8 million at September 30, 1998 as compared to $249.0 million at June 30, 1998. Total stockholders' equity increased $1.7 million to $111.4 million at September 30, 1998, or 11.2% of assets, from $109.7 million at June 30, 1998.
         Net income was $1.8 million for the quarter ended September 30, 1998, unchanged from the $1.8 million earned during the same period last year. Net interest income before provision for loan losses for the quarter ended September 30, 1998 was $7.9 million, a decrease of $100,000 from the same period last year. This was primarily the result of the net interest margin decreasing to 3.40% during the quarter ended September 30, 1998 from 3.50% during the same period last year. Total non-interest income increased $300,000 to $2.3 million during the quarter ended September 30, 1998 from $2.0 million during the same period last year.
         Non-interest expenses and income taxes increased $100,000 and $85,000 to $7.0 million and $1.2 million respectively, for the quarter ended September 30, 1998 from $6.9 million and $1.1 million, respectively, during the same period last year.
         Non-performing assets totaled $5.2 million at September 30, 1998, up $200,000 from $5.0 million at June 30, 1998, due primarily to an increase of $309,000 in non-performing loans secured by savings deposits. Nonperforming assets as a percentage of total assets increased to 0.52% at September 30, 1998 from 0.49% at June 30, 1998 as assets decreased $22.5 million during the quarter. The 0.52% is substantially less than the national composite for thrifts of 0.87% at June 30, 1998, which is the latest available information as reported by the Office of Thrift Supervision. The ratio of allowance for loan losses to non-performing assets decreased to 94.24% at September 30, 1998 as compared to 97.44% at June 30, 1998. The Company had $521,000 of real estate owned at September 30, 1998.
         WesterFed Financial Corporation's only subsidiary, Western Security Bank, Montana's largest savings bank, operates thirty-four offices in twenty Montana communities.

CONTACT:       Dale W. Brevik, Vice President/Marketing
               James A. Salisbury, Treasurer/Chief Financial Officer
               (406) 721-5254

CONSOLIDATED BALANCE SHEETS
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)

                                                                                   (Unaudited)
                                                                                  September 30,              June 30,
                                                                                       1998                    1998
                                                                                  -----------              -----------
                              ASSETS

Cash and due from banks                                                           $    18,504              $    19,440
Interest-bearing due from banks                                                        10,174                    9,628
                                                                                  -----------              -----------
       Cash and cash equivalents                                                       28,678                   29,068

Interest-bearing deposits                                                                --                        100
Investment securities available-for-sale                                              102,957                  108,511
Investment securities, at amortized cost (estimated market value
  of $12,439 at Sept. 30, 1998 and $16,974 at June 30, 1998)                           12,254                   16,847
Stock in Federal Home Loan Bank of Seattle, at cost                                    13,817                   13,560
Mortgage-backed securities available-for-sale                                          21,612                   24,135
Mortgage-backed securities, at amortized cost (estimated market value
  of $100,486 at Sept. 30, 1998 and $104,962 at June 30, 1998)                         97,161                  102,298
Loans available-for-sale                                                                6,250                    6,922
Loans receivable, net                                                                 646,327                  650,371
Accrued interest receivable                                                             8,849                    7,778
Premises and equipment, net                                                            29,809                   30,089
Core deposit intangible                                                                 4,312                    4,518
Goodwill                                                                               15,596                   15,762
Cash surrender value of life insurance policies                                         6,776                    6,705
Other assets                                                                            5,197                    5,472
                                                                                  -----------              -----------

       Total assets                                                               $   999,595              $ 1,022,136
                                                                                  ===========              ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits                                                                        $   636,599              $   636,441
  Repurchase agreements                                                                 7,210                    6,233
  Borrowed funds                                                                      219,779                  248,953
  Advances from borrowers for taxes and insurance                                       7,260                    4,052
  Income taxes - current and deferred                                                   3,620                    2,289
  Accrued interest payable                                                              4,936                    4,480
  Accrued expenses and other liabilities                                                8,745                    9,988
                                                                                  -----------              -----------

       Total liabilities                                                              888,149                  912,436
                                                                                  -----------              -----------

Stockholders' Equity:
  Preferred stock, $.01 par value, 5,000,000 shares authorized;
    none outstanding                                                                       --                       --
  Common stock, $.01 par value, 10,000,000 shares authorized;
   5,588,862 shares outstanding at Sept. 30, 1998, and
   5,585,303 outstanding at June 30, 1998                                                  56                       56
  Paid-in capital                                                                      69,052                   68,923
  Common stock acquired by ESOP/RRP                                                    (2,391)                  (2,520)
  Treasury stock, at cost                                                              (3,461)                  (3,461)
  Net unrealized gain on securities available-for-sale                                    484                       23
  Retained earnings                                                                    47,706                   46,679
                                                                                  -----------              -----------

       Total stockholders' equity                                                     111,446                  109,700
                                                                                  -----------              -----------

       Total liabilities and stockholders' equity                                 $   999,595              $ 1,022,136
                                                                                  ===========              ===========

       Book value per share                                                       $     19.94              $     19.64
                                                                                  ===========              ===========

       Tangible book value per share                                              $     16.38              $     16.01
                                                                                  ===========              ===========

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)

                                                                                        (Unaudited)
                                                                                    Three Months Ended
                                                                                       September 30,
                                                                               1998                   1997
                                                                           ----------              ----------
Interest income:
   Loans receivable                                                        $   14,066              $   13,807
   Mortgage-backed securities available-for-sale                                  355                     579
   Mortgage-backed securities                                                   1,706                   1,990
   Investment securities available-for-sale                                     1,869                   1,218
   Investment securities                                                          257                     515
   Interest-bearing deposits                                                       87                     143
   Other                                                                           80                      77
                                                                           ----------              ----------

     Total interest income                                                     18,420                  18,329
                                                                           ----------              ----------
Interest expense:
   NOW and money market demand                                                    881                     817
   Savings                                                                        621                     690
   Certificates of deposit                                                      5,425                   5,391
   Advances from FHLB - Seattle and other borrowed funds                        3,638                   3,434
                                                                           ----------              ----------

     Total interest expense                                                    10,565                  10,332
                                                                           ----------              ----------

     Net interest income                                                        7,855                   7,997
Provision for loan losses                                                         240                     164
                                                                           ----------              ----------

     Net interest income after provision for loan losses                        7,615                   7,833
                                                                           ----------              ----------
Non-interest income:
   Loan origination fees                                                          687                     529
   Service fees                                                                 1,212                   1,125
   Net gain on sale of loans and securities available-for-sale                    256                     221
   Other                                                                          172                      88
                                                                           ----------              ----------

     Total non-interest income                                                  2,327                   1,963
                                                                           ----------              ----------
Non-interest expenses:
   Compensation and employee benefits                                           3,357                   3,469
   Net occupancy expense of premises                                              516                     532
   Equipment and furnishings expense                                              553                     389
   Data processing expense                                                        413                     380
   Federal insurance premium                                                       88                      90
   Intangibles amortization                                                       373                     331
   Marketing and advertising                                                      154                     257
   Other                                                                        1,515                   1,405
                                                                           ----------              ----------

     Total non-interest expense                                                 6,969                   6,853
                                                                           ----------              ----------

     Income before income taxes                                                 2,973                   2,943

Income taxes                                                                    1,219                   1,134
                                                                           ----------              ----------

     Net income                                                            $    1,754              $    1,809
                                                                           ==========              ==========
Net income per share:
   Basic                                                                   $     0.33              $     0.34
                                                                           ==========              ==========
   Diluted                                                                 $     0.31              $     0.32
                                                                           ==========              ==========

Dividends per share                                                        $    0.135              $    0.115
                                                                           ==========              ==========

Dividend payout ratio - diluted                                                 43.55%                  35.94%
                                                                           ==========              ==========
Average common and common equivalent shares outstanding:
   Basic                                                                    5,371,863               5,284,967
                                                                           ==========              ==========
   Diluted                                                                  5,676,569               5,593,069
                                                                           ==========              ==========

Selected Financial Ratios and Other Data:

                                                                                            (Unaudited)
                                                                                         Three Months Ended
                                                                                           September 30,
                                                                                 -----------------------------------
                                                                                      1998               1997
                                                                                 ---------------    ----------------
Performance Ratios:
  Return on assets (ratio of net income to average total assets) (1)                      0.70%               0.73 %
  Return on equity (ratio of net income to average equity) (1)                            6.32                6.84

  Interest rate spread information:
       Average during period                                                              3.12                3.23
       End of period                                                                      3.07                3.15
  Net interest margin (1) (2)                                                             3.40                3.50
  Ratio of non-interest expense to average total assets (1)                               2.77                2.75

Asset Quality Ratios:
  Non-performing assets to total assets, at end of period                                 0.52                0.41
  Total allowance for loan losses to total non-performing
     assets (3)                                                                          94.24              116.74

Capital Ratios:
  Stockholders' equity to total assets, at end of period                                 11.15               10.62
  Tangible stockholders' equity to tangible assets, at end of period                      9.34                8.75
  Ratio of average interest-earning assets to average
     interest-bearing liabilities                                                       106.07              106.03

--------------------------------------------------------------------------------------------------------------------

  (1)  Annualized
  (2)  Net interest income divided by average interest-earning assets
  (3)  Includes non-performing and foreclosed assets

                         WESTERFED FINANCIAL CORPORATION

                                                                                      (Unaudited)
                                                          ------------------------------------------------------------------

                                                              SEPTEMBER 30, 1998 - QTD           SEPTEMBER 30, 1997 - QTD
                                                          ------------------------------      ------------------------------
                                                              Average  Interest                  Average    Interest
                                                          Outstanding   Earned/   Yield/       Outstanding   Earned/  Yield/
                                                           Balance (5)   Paid      Rate         Balance (5)   Paid     Rate
                                                          ------------------------------      ------------------------------
INTEREST EARNING ASSETS:                                                        (Dollars in Thousands)
  Loans receivable (1) (2)                                  $657,497   $14,066    8.56%         $648,412    $13,806    8.52%
  Mortgage-backed securities (2)                             121,277     2,061    6.80%          151,127      2,569    6.80%
  Investments (2)                                            132,634     2,126    6.41%           99,786      1,734    6.95%
  Other interest-earning assets (3)                            5,084        87    6.85%            8,876        143    6.44%
  Cash surrender value of life insurance                       6,753        80    4.74%            6,356         77    4.85%
                                                          ------------------------------      ------------------------------

    Total Interest-Earning Assets                            923,245    18,420    7.98%          914,557     18,329    8.02%
                                                          ==============================      ==============================

INTEREST-BEARING LIABILITIES:
  Certificates of deposits                                   378,038     5,425    5.74%          375,705      5,391    5.74%
  Savings accounts                                            91,526       621    2.71%          100,734        690    2.74%
  Demand and NOW accounts                                    109,213       286    1.05%          103,377        318    1.23%
  Money market accounts                                       57,662       595    4.13%           49,925        499    4.00%
                                                          ------------------------------      ------------------------------

    Total deposits                                           636,439     6,927    4.35%          629,741      6,898    4.38%
  FHLB advances and other borrowed money                     233,968     3,638    6.22%          232,798      3,434    5.90%
                                                          ------------------------------      ------------------------------
s
    Total Interest-Bearing Liabilities                       870,407    10,565    4.86%          862,539     10,332    4.79%
                                                          ==============================      ==============================


Net interest income                                                     $7,855                               $7,997
                                                                     ==========                          ===========

Net interest rate spread                                                          3.12%                                3.23%
                                                                               =========                            ========

Net interest earning assets                                  $52,838                             $52,018
                                                          ===========                         ===========


Net interest margin (4)                                                           3.40%                                3.50%
                                                                               =========                            ========

Average interest-earning assets
  to average interest-bearing liabilities                              106.07%                              106.03%
                                                                     ==========                          ===========

 (1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves
 (2) Includes held and available for sale categories
 (3) Includes primarily short term liquid assets
 (4) Net interest income divided by average interest earning assets
 (5) Based on average monthly balances

                         WESTERFED FINANCIAL CORPORATION
                              Non-Performing Assets

                                                          (Unaudited)
                                                         September 30,          June 30,
                                                              1998                1998
----------------------------------------------------------------------------------------
                                                                  (In Thousands)
Non-accruing loans:
Real Estate:
     One-to-four family                                     $1,670               $1,967
     Multi-family                                                -                   89
     Nonresidential property (except land)                       -                   35
     Construction                                              227                  362
Agriculture                                                      -                    -
Commercial - non real estate                                   103                   32
Consumer                                                     1,552                1,504
----------------------------------------------------------------------------------------
     Total                                                   3,552                3,989
----------------------------------------------------------------------------------------


Accruing loans delinquent 90 days or more:
Real Estate:
     One-to-four family                                        622                  442
     Multi-family                                                -                    -
     Nonresidential property (except land)                       -                    -
     Construction                                                -                    -
Agriculture                                                      -                    -
Commercial - non real estate                                     -                   10
Consumer                                                       483                  174
----------------------------------------------------------------------------------------
     Total                                                   1,105                  626
----------------------------------------------------------------------------------------


Foreclosed assets:
Real Estate:
     One-to-four family                                        302                  279
     Multi-family                                                -                    -
     Commercial                                                  -                    -
     Land                                                       30                   28
     Construction                                                -                    -
Consumer                                                       189                  114
----------------------------------------------------------------------------------------
     Total                                                     521                  421
----------------------------------------------------------------------------------------

Total non-performing assets                                 $5,178               $5,036
========================================================================================

                         WESTERFED FINANCIAL CORPORATION
                            Allowance for Loan Losses

                                                                                (Unaudited)
                                                                             For the Three Month
                                                                                Period Ended
                                                                                September 30,
                                                                        -----------------------------
                                                                         1998                  1997
                                                                        -----------------------------
                                                                                (In Thousands)
                                                                        -------               -------
Balance at beginning of period ............................             $ 4,907               $ 4,651
                                                                        -------               -------

Charge-Offs:
Real Estate:
   One- to four-family ....................................                  --                    --
   Commerical .............................................                  --                    --
Other:
   Commerical .............................................                  (3)                   --
   Consumer ...............................................                (286)                  (81)
                                                                        -------               -------
Total charge-offs .........................................                (289)                  (81)
                                                                        -------               -------

Recoveries:
Other:
   Commerical .............................................                  --                    --
   Consumer ...............................................                  22                     9
                                                                        -------               -------
Total recoveries ..........................................                  22                     9
                                                                        -------               -------
Net charge-offs ...........................................                (267)                  (72)
                                                                        -------               -------
Provisions charged to operations ..........................                 240                   164
Reserves acquired .........................................                  --                    --
                                                                        -------               -------
Balance at end of period ..................................             $ 4,880               $ 4,743
                                                                        =======               =======

Ratio of net charge-offs during the period to average loans
   outstanding during the period ..........................                0.04%                 0.01%
                                                                        =======               =======

Ratio of net charge-offs during the period to average non-
   performing assets during the period ....................                5.23%                 2.22%
                                                                        =======               =======

Ratio of allowance for loan losses to net loans before
   allowance ..............................................                0.74%                 0.72%
                                                                        =======               =======
